JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated September 4, 2012 to ANNUITY PROSPECTUSES

Limitations on Additional Purchase Payments

This Supplement applies to certain VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY and VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).

You should read this Supplement together with the prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy.

Limitations on Additional Purchase Payments

The Supplement discloses new administrative rules, effective October 12, 2012, that will restrict Additional Purchase Payments. These restrictions apply to all Venture® Opportunity A Share and Venture® Opportunity B Share Variable Annuity Contracts that include one of the following Income Plus For Life® optional guaranteed minimum withdrawal benefit riders:

•	Income Plus For Life® 5.10 Series
•	Income Plus For Life® 5.09 Series
•	Income Plus For Life® 2.08 Series

Definitions. A Nonqualified Contract is a Contract we issued that is not intended for use with a tax qualified retirement plan, including an IRA. A Qualified Contract is a Contract that we issued in connection with a tax qualified retirement plan, including an IRA. The Income Plus For Life® optional guaranteed minimum withdrawal benefit riders applicable to the Contracts (as described above) are hereafter referred to in this Supplement as the Restricted GMWB Riders. The Rider Date is the date we issued your Restricted GMWB Rider, as shown in that Rider.

Restriction on Additional Purchase Payments for Nonqualified Contracts. Under our administrative rules effective October 12, 2012:

•	(Contracts issued with a Restricted GMWB Rider) Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.
•

(Contracts issued with a Restricted GMWB Rider in New Jersey or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your Restricted GMWB Rider is in the Settlement Phase.

VOSBPS1

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Under our administrative rules effective October 12, 2012:

•

(Contracts issued with a Restricted GMWB Rider) Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary.

•

(Contracts issued with a Restricted GMWB Rider in New Jersey or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your Restricted GMWB Rider is in the Settlement Phase.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. Under our administrative rules effective October 12, 2012, we will continue to accept Additional Purchase Payments under the terms of the Contract and Restricted GMWB Rider (if applicable) when made in connection with an automatic withdrawal program from a bank account (“Bank Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Bank Plan or Payroll Plan was in effect on October 12, 2012,
•	no automatic withdrawal program from your Contract is in effect,
•	your Restricted GMWB Rider is not in the Settlement Phase, and
•	you have received our approval if any of the conditions below apply.

For Qualified Contracts, you may not make an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on October 12, 2012 to be withdrawn periodically from the bank account and paid to us as an Additional Purchase Payment, or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan, or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million, or
•

(Nonqualified Contracts with a Restricted GMWB Rider) you make the payment after the first Contract Anniversary following the Rider Date and your total payments after the first Contract Anniversary exceed $100,000, or

•

(Qualified Contracts with a Restricted GMWB Rider) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. As a matter of administrative practice, we will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without Restricted GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Bank Plans and/or Payroll Plans.

For further information, contact your financial advisor or our Annuities Service Center.

General Impact of New Restrictions on Contracts

Prompt Return of Additional Purchase Payments. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in good order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in good order.

An Additional Purchase Payment will be considered to be received in “good order” if it is received at our Annuities Service Center:

(a)	in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to process the payment and it complies with all relevant laws and regulations and Company requirements; and/or
(b)	with any signatures and dates we may require.

Impact on Restricted Investment Options. If all or a portion of your Contract Value was allocated to one or more of the Restricted Investment Options on the last day it was available, the new administrative rules may prevent you from allocating Additional Purchase Payments to that Restricted Option.

Impact on Increases in Guaranteed Amounts. Because the new administrative rules restrict Additional Purchase Payments, the new rules may prevent you from increasing the death benefit under your Contract based on Additional Purchase Payments and may also prevent you from increasing the amounts we guarantee under a GMWB Rider or Death Benefit Rider. You should therefore disregard the examples in the Annuity Prospectus of increases in guaranteed amounts based, in whole or in part, on assumed Additional Purchase Payments.

Impact on Pre-authorized Withdrawals – The Income Made Easy Program. The new administrative rules may prevent you from increasing pre-authorized withdrawals of an annual guaranteed amount under a Restricted GMWB Rider to reflect increases resulting from an Additional Purchase Payment.

You should retain this Supplement for future reference.

Supplement dated September 4, 2012

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